Investments, Equity Method and Joint Ventures (Tables)	6 Months Ended
Jun. 30, 2021
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments	Equity in net loss of affiliates on the consolidated statements of operations for the three and six months ended June 30, 2021 and 2020, is as follows:

	Three Months Ended June 30,			Six Months Ended June 30,
	2021		2020	2021		2020
Equity in net loss of affiliates	$	(1,126)	$—	$	(1,920)	$—

Reconciliation of the Fair Value of the Company's Investment in WVR	The Company's interest in WVR is accounted for under the equity method and is included in investment in affiliates on the consolidated balance sheets. As of the WVR Closing Date, the fair value of the Company's investment in WVR was approximately $57.4 million, which consists of the Company's cash, common stock consideration, and the Put Right. The common stock consideration subject to the Put Right was classified as temporary equity on the consolidated balance sheets for $13.2 million which includes the fair value of the embedded Put Right of $3.2 million. Refer below for a reconciliation of the fair value of the Company's investment in WVR:

Investment in WVR
Common stock issued for investment in affiliates including common stock subject to Put Right	$29,139
Cash consideration for investment in affiliates	25,000
Fair value of cash and common stock consideration for WVR	54,139
Fair value of embedded Put Right	3,237
Total investment in affiliates	$57,376